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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-66962) of HPL Technologies, Inc. of our report dated February 12, 2002 relating to the financial statements of FabCentric, Inc., which appears in Amendment No. 1 to the Current Report on Form 8-K/A of HPL Technologies, Inc. dated December 18, 2001.

/s/ PricewaterhouseCoopers LLP

San Jose, California
February 18, 2002

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS